    CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Supplemental Agreement No. 1 to
Purchase Agreement No. 3866 between
The Boeing Company and
Alaska Airlines, Inc.
Relating to Boeing Models 737-8 and 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of March 15, 2013, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC (Customer).

WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft; and
WHEREAS, Customer agrees that it will accelerate the delivery of two (2) 737-8 Aircraft with the delivery positions listed below (Rescheduled Aircraft).
[***]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
l.    Purchase Agreement Table of Contents and Tables:

l. 1    Remove and replace, in its entirety, the Purchase Agreement "Table of Contents., with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. l.

1.2    Remove and replace, in its entirety, the Purchase Agreement "Table l A to Purchase Agreement No, PA-03866'", with the revised Table l A, attached hereto, to reflect the revisions associated with the acceleration of the Rescheduled Aircraft

2.Letter Agreements.

2.1    Letter Agreement ASA-PA-3866-LA-09433 entitled "Open Matters•·, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA- 09433R I, attached hereto, to reflect the revisions associated with the acceleration of the Rescheduled Aircraft.

2.2    Letter Agreement ASA-PA-3866-LA-09443 entitled "Agreement for Block Fuel Burn Price Adjustment":is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09443RI, attached hereto, to correct a typographical error in paragraph 2.2 of such Letter Agreement.

[***]

The Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect
EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY            ALASKA AIRLINES, INC.

By: _______________________        By: _______________________

Its: ________________________        Its: ________________________

[***]